STANDARD WAREHOUSE LEASE AGREEMENT                    2979-B Pacific Drive
Atlanta Business Services Division/86                 Norcross, Georgia 30071
                                                      7,560 SF

                                 LEASE AGREEMENT

This LEASE AGREEMENT, made and entered into this 4th day of September, 1993, by and between TCW REALTY FUND II, a California corporation hereinafter referred to as "Landlord", and CRESCENT COMPUTERS, INC. hereinafter referred to as "Tenant";

                                   WITNESSETH:

      1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises situated within the County of Gwinnett State of Georgia, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, building and improvements being hereinafter referred to as the "premises").

      TO HAVE AND TO HOLD the same for a term commencing on the "commencement date," as hereinafter defined, and ending on the last day of the month that is Sixty (60) months after the commencement date.

      A. The "commencement date" shall be November 1, 1993 and ending October 31, 1998, Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition, as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, the Landlord cannot acquire possession of the premises prior to said "commencement date," Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date", and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date the Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

     B. In the event this lease pertains to a building or building interior finish to be constructed, the provisions of this subparagraph B shall apply in lieu of the provisions of subparagraph A above and the "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "A" attached hereto and incorporated herein by reference, provided however, that if Landlord shall be delayed in such substantial completion as a result of: (i) Tenant's failure to agree to plans, specifications, and cost estimates, within a reasonable period of time; (ii) Tenant's request for materials, finishes, or installations other than Landlord's standard; (iii) Tenant's changes in plans; or (iv) the performance or completion of a party employed by Tenant, the commencement date and the payment of rent hereunder shall be accelerated by the number of days of such delay, and provided further that if Landlord cannot substantially complete the premises as result of any of events (i) through (iv) above, Landlord may at its election complete so much of Landlord's work as may be practical under the circumstances and, by written notice to Tenant, establish the commencement date as the date of such partial completion, subject to any applicable accelerations due to delays resulting from events (i) through (iv) above. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease. After such "commencement date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

      2. Base Rent and Security Deposit.

      A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of Two Thousand Two Hundred, Sixty-Eight and No/100 Dollars ($2,268.00) per month. One such monthly installment shall be due and payable on the date hereof and like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or and of the lease period shall be prorated. The rental payment is subject to adjustment as provided below.

       See Additional Provisions Exhibit "B"

      B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Two Thousand, Two Hundred Sixty-Eight and No/100 Dollars ($2,268.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, and remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of the lease that all of tenant's obligations under this lease have been fulfilled.

      If, during the term of this lease, Landlord, in Landlord's sole opinion, judgement and discretion, deems itself insecure as to the performance or prospect of performance by Tenant as to any of Tenant's obligations pursuant to this lease, Tenant shall be required to provide Landlord with an additional security deposit, in an amount and form acceptable to Landlord.

      C. Use. The demised premises shall be used only for the purpose of general office, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto, and subject to any building or building complex rules and regulations. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordianances and regulations applicable to the use of the premises, and shall promptly comply with all government orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which their premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any


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

sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other Tenants for the building in which Tenant occupies space is caused by Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

      Tenant agrees that the point pressure resulting from Tenant's racking system, inventory, forklift and equipment pertaining to Tenant's use of the premises shall not exceed allowable design floor loading for floor slabs on grade. Tenant shall hold harmless Landlord from any loss, liability, and expenses, both real and alleged, arising out of such damage or repair caused by Tenant's negligence or failure to comply with this paragraph.

      4. Taxes.

      A. Landlord agrees to pay before they become delinquent all taxes, easements and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be equal to the amount of taxes in the 1993 tax year ($XXXXXXXX). If in any real estate tax year during the term hereof or any renewal or extension the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the preceding sentence, Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of twenty (20%) percent per annum from the date of such invoice until payment by Tenant. In the event the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" (as defined in subparagraph 27.B.) of the excess taxes referred to in this subparagraph above. Landlord reserves the right to require Tenant during each month of the lease term to pay an escrow deposit to Landlord equal to one-twelfth of its proportionate share of the estimated taxes. If the Tenant's total tax escrow payments of Tenant are more than Tenant's actual proportionate share of such taxes, Tenant shall pay to Landlord upon demand the tax payment shortage; if the total tax escrow payments of Tenant are more than Tenant's actual proportionate share of such taxes, Landlord shall retain such excess and credit it to Tenant's next accruing tax escrow payment.

      B. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

      C. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service.

      D. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

      5. Landlord's Repairs and Obligations. Landlord shall at his expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, store fronts or office entries. Tenant shall immediately give landlord written notice of defect or need for repairs, after which Landlord is responsible under any the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

      6. Tenant's Repairs and Obligations.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs, repainting, and replacements, including but not limited to, windows, glass and plate glass, doors, any office entries, interior walls and finish work, floors and floor covering downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termites and pest extermination, regular removal of trash and debris, grounds maintenance, common sewege line plumbing, common exterior lighting (if applicable), common dumpster removal (if applicable) and other obligations of the building, including but not limited to rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the Insurance to be maintained by Landlord pursuant to subparagraph 12.A below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

      B. The cost of maintenance and repair of any common party walls (any wall, divider, partition or any other structure separating the premises from any adjacent premises) shall be shared equally by Tenant and the tenant or tenants occupying adjacent premises. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or Its employees, agents or invitees.

      C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Parking spaces have been provided in accordance with applicable local building codes and anticipated needs of tenants. Tenant agrees not to use more than its proportionate share as so provided.

     D. Landlord reserves the right to perform and provide all of Tenant's repairs and obligations under subparagraph 6.A. above, and Tenant shall, in lieu of the obligations set forth under subparagraph 6.A. above with respect to such items, pay monthly as additional rent due under Paragraph 2.A. for its proportionate share of the cost and expense, including overhead, for those items; provided however that Landlord shall have the right to require Tenant to pay such other reasonable proportions of said repairs and obligations as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, shall pay the entire cost thereof, upon demand, as additional rent.

      E. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

      F. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to the Landlord) within thirty
(30) days of the date Tenant takes possession of the premises.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. In the event Landlord consents to the making of any such alterations, additions or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord; and any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord, or, at Landlord's sole option and discretion, the alterations, additions, or improvements shall be made by Landlord for Tenant's account and Tenant shall fully reimburse Landlord for the entire cost thereof within (20) days after written notification of Tenant


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by Landlord providing Tenant with an invoice or other request (or statement).
Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, binds, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the premises.

      8. Signs. Tenant agrees to conform to Landlord's signage program for the building; however, all costs and expenses for the sign, sign installation, removal and repair shall be paid by Tenant. Tenant shall only have the right to install standard signs upon the premises where first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all signs prior to the termination of this lease. Such installations and removals shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including within limitation, discoloration caused by installation and/or removal.

      9. Inspection and Right of Entry. Landlord and Landlord's agents and representatives shall have the right to enter the premises at any time in the event of an emergency and to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six
(6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least (30) days prior to vacating the premises and shall arrange to meet with landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

      10. Utilities. Landlord agrees to provide at its cost water, electricity and gas (when applicable) service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises, provided however, Landlord shall have the right to require Tenant to pay such other reasonable proportion of said jointly metered charges as may be determined by Landlord in its sole discretion. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

      11. Assignment and Subletting.

      A. Tenant shall not have the right to assign, sublet, transfer or encumber this lease, or any interest therein, without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. All cash or other proceeds of any assignment, such proceeds as exceed the rentals called for hereunder in the case of subletting and all cash or other proceeds of any other transfer of Tenant's interest in this lease shall be paid to Landlord, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. Any assignment, subletting or other transfer of Tenant's interest in this lease shall be for an amount equal to the then fair market value of such interest. These covenants shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Tenant's interest in this lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignments, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation of a release of Tenant from the further performance of Tenant's obligation hereunder.

      B. If this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code 11 U.S.C. ss. 101 et seq., (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of the Landlord and be promptly paid or delivered to Landlord.

      C. Any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

12. Fire and Casualty Damage.

      A. Landlord agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverage and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated by use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12.C., 12.D. and 12.E. below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second calendar year after the commencement date of this lease, or during any subsequent calendar year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first calendar year of the term hereof, Tenant agrees to pay to Landlord, as additional rental, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share of such excess). The first calendar year shall be the year in which the lease commences. Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

      B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to landlord.

      C. If the buildings situated upon the premises should be totally damaged or destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed with two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

      D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12.A. above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease


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shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, an or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any amount by which Landlord's cost of such rebuilding, repair and/or replacement exceeds not insurance proceeds paid to Landlord in connection with such damage and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the lease exclusive of any option which is unexercised at the time of such damage. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its options terminate this lease by delivering written notice of termination to Landlord as tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

      E. notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds so applied to such indebtedness, then the Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

      F. Each of Landlord and Tenants hereby releases the other from any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extend of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but it shall not be obligated to do as.

      13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the neglegence or misconduct of Tenant, its agents, servants or employee of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the premises, or due to any cause whatsoever, the Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and benefeciaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury, except injury to persons or damage to property the sole cause of which is the neglegence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or motions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintainence and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $500,000 per occurrence in respect to injury to patrons (including death), and in the amount of not less than $100,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenent from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premium(s) therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord, such policies shall further provide that not less than thirty (30) days written notice shall be given to landlord before such policy may be canceled or changed to reduce insurance provided thereby.

      14. Condemnation

     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of the elapse, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate by the rent payable hereunder during the unexpired portion of this lease shall be reduces to such extent as may be fair and reasonable under all of the circumstances.

      C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the premises, buildings or other improvements, or any part thereof, shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and improvements if a separate award for such items is made to Tenant.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of the lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that the Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to double the rent in effect on the termination of the date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of the lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and amusements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into the lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

      17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

      A. Tenant shall fall to pay any installments of the rent required herein when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

      B. Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay it debts or shall make a general assignment for the benefit of creditors; or Tenant or any such guarantor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidations, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all of or any substantial part of its property or Tenant or any such guarantor shall take any action to authorize or in contemplation of any of the actions act forth above in this paragraph; or

      C. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidations, dissolution or composition or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.

      D. A receiver or trustee shall be appointed for all or substantially all of the assets of the Tenant.

      E. Tenant shall desert or vacate any substantial portion of the premises.

      F. Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 22 hereof within twenty (20) days after any such lien or encumbrance is filed against the premises.

      G. Tenant shall fail to comply with any term, provisions or covenant of the lease (other than the forgoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

      H. Tenant shall fail to continuously operate its business at the premises for the permitted use set forth in Paragraph 2 whether or not Tenant is in default of the rental payments due under this lease.

      18. Remedies.

      A. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

      (1) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such promises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore.

      (2) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and relet the premises and receive the rent therefore.

      (3) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

      (4) Alter all locks and other security devices at the premises without terminating this lease.

      B. In the event Landlord may elect to regain possession of the premises by a forcible detainer proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this lease is, in part, consideration for this waiver.

      C. In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) percent of such installments and the failure to pay such amount within five (5) days after demand therefore shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

      D. In the event Tenant's check, given to landlord in payment, is returned by the bank for non-payment, Tenant agrees to pay all expenses incurred by Landlord as a result thereof.

      E. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion. Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceeding, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable for trespass or otherwise.

      F. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenent shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the greater of (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph
1), and (ii) the then present value of the then fair rental value of the premises for such period.

      G. In the event that Landlord elects to repossess the premises without terminating the lease, or in the event Landlord elects to terminate the lease, then Tenant, at Landlord's option, shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18H below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasion, without the necessity of Landlord's waiting until expiration of the lease term.

      H. In case of any event of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

      I. In the event of termination or repossession of the premises for an event of default, Landlord shall not have any obligation to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

      J. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

     K. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon, Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage, Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature(s) thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted landlord are commercially reasonable.

      L. Notwithstanding anything in this lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of the Bankruptcy Code, 11 U.S.C. ss. 502(b)(7).

      M. This is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of the Bankruptcy Code, 11 U.S.C. ss. 385(o), 385(v)(2).

      N. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

      O. Any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligation arising under this lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

      19. Landlord's Lien. In addition to any statutory lien for rent in landlord's favor, Landlord shall have and tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises subject to this Lease as described in Exhibit "A," and such property shall not be removed therefrom without the consent of Landlord until all arrearage in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. Products of collateral are also covered. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien a copy or photographic or other reproduction of this portion of this lease may be filed of record by Landlord and have the same force and effect as the original. This security agreement and financing statement also covers fixtures located at the premises subject to this lease and legally described in Exhibit "A," attached hereto and incorporated herein by this reference, and is to be filed for record in the real estate records. The record owner of this property is the Tenant unless otherwise designated in writing to Landlord. Tenant warrants that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes.

      20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

      21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

      22. Mechanics Liens and Other Taxes.

      A. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who bind the interests of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its a leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arise in out of assorted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice of any lien or encumbrance is placed on the premises.

      B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes.

     23. Substitution of Premises. At any time after the date of execution of this lease, Landlord may substitute for the premises, other premises in the building (the "new" premises), in which event the new premises shall be deemed to be the premises for all purposes under this lease, provided: (i) the new premises shall be similar to the premises in area and appropriateness for the use of Tenant's purposes; (ii) said substitution shall be made in order to put into the premises a major tenant of the building who then occupies, or as a result of such move will occupy all or a substantial part of the floor in which the premises is located; (iii) if Tenant is then occupying the premises, Landlord shall pay the expenses of moving Tenant, its property and equipment to the new premises and such moving shall be done at such time and in such manner so as to cause the least inconvenience to Tenant; (iv) Landlord shall give to Tenant not less than thirty (30) days' prior written notice of such substitution; and (v) Landlord shall, at its sole cost, improve the new premises with improvements substantially similar to those in the premises.

      24. Certain Rights Reserved to Landlord. Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

      (a) to change the name, street address, or suite numbers of the building,

      (b) to install or maintain a sign or signs on the exterior of the building.

      25. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

      A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenants's obligations to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

      B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

      C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United Stated Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have thereto fore specified by written notice delivered in accordance herewith:

         LANDLORD:                                               TENANT:

  TCW Realty Fund II                                    Crescent Computers, Inc.
  c/o Lancaster-Brown Real Estate, Inc.                 2979-B Pacific Drive
  2000 Riveredge Parkway, Suite 580                     Norcross, GA  30071
  Atlanta, GA  30328                                    Attn:  Dan I. Bailey

If and when included within the term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address from the receipt of notices and payments to Landlord; when included within the term "Tenant," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

      26. Hazardous Waste. The term "Hazardous Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities that are part of the ordinary course of Tenant's business (the "permitted Activities") provided said Permitted Activities are conducted in accordance with all Environment Laws and have been approved in advance in writing by Landlord; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environment Laws and approved in advance in writing by Landlord; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come onto existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the premise, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environment Laws. If, at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Tenant agrees to Indemnity and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this lease. "See Exhibit "D".

      27. Miscellaneous.

      A. Words of any gender used in this lease shall be held and construed to include any other gender; and words in the singular number shall be used to include the plural, unless the context otherwise requires.

      B. In the event the premises constitutes a portion of a multiple occupancy building or building complex, Tenant's "proportionate share," as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building or building complex.

      C. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provide. Landlord shall have the right to assign any of its rights and obligation under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

      D. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

      E. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee a certificate of occupancy (if applicable) and an estoppel certificate stating that this lease is in full force and effort, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

      F. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

      G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional cost therefore upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as this case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Subparagraph 27G.

      H. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the reminder of the lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      I. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

      J. All references in this lease to "the date thereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

      K. Time is of the essence of this lease and all of its provisions. This lease in all respect shall be governed by the laws of the State of Georgia.

      L. No animals shall be brought into or kept in or about the building.

      M. Tenant agrees to comply with subdivision regulations, protective covenants, or other restrictions of record that are applicable to the building or building complex.

      N. The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following or any of them (i) any person by, through or under which Landlord derives the right to lease the premises: (ii) the owner of the premises; and (iii) holders of mortgage or rent assignment interests in the premises, as their respective interests may appear; provided, however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the Interests of Landlord.

      28. Additional Provisions. See Additional Provisions Paragraphs 29 through 46 attached hereto and made a part hereof as if fully incorporated herein and when in conflict with the printed portion of this lease, said Additional Provisions shall prevail.

      EXECUTED BY LANDLORD, this 20 day of Sept, 1993

                                  TCW REALTY FUND II, a California corporation

Attest/Witness

/s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
---------------------------          ---------------------------

Title:                            Title:
---------------------------             ------------------------

                                  By: /s/ [ILLEGIBLE]
                                     ---------------------------

                                  Title:
                                        ------------------------

      EXECUTED BY TENANT, this 10 day of Sept, 1993

Attest/Witness                               CRESCENT COMPUTERS, INC.

                                             By: /s/ Dan I. Bailey
---------------------------                     ---------------------------
                                                DAN I. BAILEY

Title:                                       Title: PRES.
      ---------------------                        ------------------------

                               [GRAPHIC OMITTED]

                                  EXHIBIT "B"

                             Additional Provisions

29. Notwithstanding the provisions of Paragraph 11 herein above, Landlord agrees to allow Tenant the right to assign or transfer this lease to a subsidiary or affiliate of Tenant without necessity of securing Landlord's consent therefore, but still must give written notice to Landlord of such assignment of transfer. A subsidiary or affiliate shall be defined as an entity with respect to which has a use similar to Tenant. This consent shall not relieve Tenant of any liability under said Lease, nor shall this consent be deemed a waiver by the undersigned of the Tenant's obligation to obtain the Landlord's consent as to any subsequent transfer of said Lease.

30. Tenant shall have the right of ingress to and egress from the demised Premises and the right to use the loading areas, driveways and parking areas of the demised Premises for the purpose of delivering and removing goods to and from building.

31. Each party shall indemnify and hold the other harmless from and against all claims, liability, costs and expenses (including attorney's fees) incurred by the other on account of personal injury (including death) to any person or persons caused by or arising out of the acts or negligent omissions of the indemnitor, its employees or agents in the building in which the demised Premises are situated or on the real property on which said building is situated.

32. In the event of any legal action or proceeding between the parties hereto, the prevailing party in any such action or proceeding shall be entitled to recover from the other party reasonable attorney's fees and expenses.

33. Landlord warrants for ninety (90) days that the heating and air conditioning, fixtures and all other similar equipment servicing the Premises are in working order upon occupancy. This is also to include all bathroom fixtures and warehouse doors. In addition, the Tenant will be responsible for a maximum of $500.00 per year for repairs to the HVAC unit during the lease, provided that the Tenant has maintained and documented an HVAC maintenance agreement with a Landlord approved contractor for the term of this lease.

34. Disclosure Statement: Pursuant to Georgia Real Estate Commission Regulation 520-1-.08, Lancaster-Brown Real Estate, Inc. discloses that it represents the Landlord exclusively in this transaction and shall receive their compensation from the Landlord.

35. Each full year during the term of this Lease (hereinafter referred to as "Lease Year") beginning with the Lease Year which begins on the first anniversary of the commencement date of this Lease, the rental rate will be adjusted as follows:

Rental Rate
-----------

Year 1                     Nov. 1, 1993 - Oct. 31, 1994 at $2,268.00/month
Year 2                     Nov. 1, 1994 - Oct. 31, 1995 at $2,358.72/month
Year 3                     Nov. 1, 1995 - Oct. 31, 1996 at $2,453.07/month
Year 4                     Nov. 1, 1996 - Oct. 31, 1997 at $2,551.19/month
Year 5                     Nov. 1, 1997 - Oct. 31, 1998 at $2,653.24/month

36. Rental Payments: All rental payments are to be made payable to TCW REALTY FUND II and mailed to the following address:

                            JIMMY CARTER INDUSTRIAL
                            TCW ATF TCW REALTY FUND II
                            PO BOX 905386
                            CHARLOTTE NC 28290-5386

37. Landlord will provide a drawing describing all improvement as shown on the attached floor plan marked Exhibit "A" for Tenant's and Landlord's final signature and approval. The Landlord will give an allowance for Tenant Improvements; said allowance shall not exceed $15,000.00 for such improvements. Tenant is responsible for all costs exceeding said allowance.

38. Detrimental Conduct: The Tenant agrees that his occupancy and use of the property shall at all times not be detrimental to other tenants in the building by reason of odor, smoke, dust, gas, noise or vibration.

39. Signage: Landlord will allow Tenant to erect a sign on the front of the building, above the tenant space, provided Tenant conforms to Landlord's sign criteria as described in Exhibit "C". Landlord will pay half the cost associated with signage.

40. Tenant agrees to conform with all local and state zoning government regulations.

41. Common Area Maintenance: Tenant shall pay to the Landlord "Tenant's share of common area maintenance cost," which shall mean the total common area maintenance cost (as hereinafter defined) of the property of which the Premises are a part, divided by the total number of rentable square feet of the building in which the Premises are located, multiplied by the number of square feet of said building which constitutes the Premises "Common Area Maintenance Cost" shall meet all actual cost paid by the Landlord or on its behalf in connection with the maintenance, operation, repair, cleaning, water and sewer cost, and security of the common areas of the property, as determined by the Landlord to be necessary or appropriate. The Tenant's Common Area Maintenance charge shall not increase above $.32 per square foot for the first year of this Lease.

42.   This Lease is subject to the Landlord's approval.

43. This Lease is contingent upon the termination of an existing Lease dated June 25, 1991, by and between TCW Realty Fund II, a California corporation, as trustee of TCW Realty Fund II, as Landlord and National Micro Systems, as Tenant.

44. Time is of the essence regarding this Lease Agreement. In the event this Lease has not been executed by a duty authorized representative of Crescent Computer, Inc. (Tenant) within five (5) business days from the date of receipt of this Lease or September 13, 1993, whichever first occurs, then Landlord reserves the right to withdraw this Lease.

45. Tenant shall have a one-time option to cancel the Lease prior to the Expiration Date, effective on October 31, 1996; provided that Tenant is not then in default under any of the terms or conditions of the Lease. In order to exercise the early termination option contained herein, Tenant must notify Landlord, in writing, on or before May 1, 1996 of its intent to terminate this Lease as of October 31, 1996. Such notice must also contain payment in the amount of $15,000 reflecting the consideration for such early termination.

46. Tenant reserves the right to select the contractor for Tenant Improvements. Contractor must conform to all applicable codes.

EXHIBIT "C"

SIGN CRITERIA

Sign Criteria

      This criteria establishes the uniform policies for all Tenant sign identification within the Carter-Pacific Office Park. This criteria has been established for the purpose of maintaining the overall appearance of the center. Conformance will be strictly enforced. Any sign installed that does not conform to the sign criteria will be brought into conformity at the expense of the Tenant.

      A.    General Requirements

            1. A drawing of the size and shape of the approved sign is shown below. Lettering and installation and sign board shall be paid for by the Tenant.
            2. Landlord shall approve all copy and/or logo design prior to the installation of the sign.
            3. Landlord shall direct the placement of all Tenant signs and the method of attachment to the building.
            4. Tenant shall be responsible for the fulfillment of all requirement for this criteria.

      B.    General Specifications

            1.    The sign's dimensions shall be 3' high by 10' wide.
            2. Tenant shall be allowed one sign regardless of size of occupancy.
            3. Upon the removal of any sign, any damage to the building will be repaired by Tenant.
            4. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any automated machine, glass panes of the building, landscaped areas, streets, or parking areas.

                                {GRAPHIC OMITTED}

1) Point Cpn #460
2) Face #289 White Letters (Pan Face)
3/4) Vinyl For Suite # Saphire Blue Reversed
Out 10 high R.C.

Cabinet
 .080 Aluminum, Alum Angle Frame Cabinet

Illuminate
 3    9' High Output Florescent Lamps

NOTE:  DRAWING NOT TO SCALE

                                  EXHIBIT "D"

                            ENVIRONMENTAL PROVISIONS
                             For Industrial Leases

Hazardous Materials

      (a) Definition. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

      (b) General Prohibition. Lessee shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Premises or the Property by Lessee, its affiliates, agents, employees, contractors, sublessees, assignees or invitees without the prior written consent of Lessor. Lessor shall be entitled to take into account such factors or facts as Lessor may in its good faith business judgement determine to be relevant in determining whether to grant, condition or withhold consent to Lessee's proposed activity with respect to Hazardous Material and Lessee shall indemnify, defend and hold Lessor harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgements arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination, of or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Lessees, its affiliates, agents, employees, contractors, sublessees, assignees, or invitees. Lessor shall indemnify, defend and hold Lessee harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgements arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunction or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from or in connection with any Hazardous Material generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under, or about the Premises or the Property by Lessor or its employees, in no event, however, shall Lessor be required to consent to the installation or use of any storage tanks in, on, or under the Premises or the Property. If Lessor consents to the generation, production, use, storage treatment or disposal of Hazardous Materials in or about the Premises by Lessee, its agents, employees, contractors, sublessees or invitees (but not by its predecessors), then, in addition to any other requirements or conditions that Lessor may impose in connection with such consent, (1) Lessee promptly shall deliver to Lessor copies of all permits, approvals, filings, and reports reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous Materials generated, used, store, treated or removed from the Premises and the Property, and, upon Lessor's request, copies of all hazardous waste manifest relating thereto, and (2) upon expiration or earlier termination of this Lease, Lessee shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises by Lessee or its affiliates, agents, employees, contractors, sublessees, assignees or invitees (but not by its predecessors) to be removed from the Premises and the Property and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances and Lessee shall provide Lessor with evidence reasonable satisfactory to Lessor of the same.

      (c) In the event that Hazardous Materials are discovered upon, in, or under the Property, and any governmental agency or entity having jurisdiction over the Property requires the removal of such Hazardous Materials, Lessee shall be responsible for removing these Hazardous Materials arising out of or related to the use or occupancy of the Premises by Lessee or its affiliates, agents, employees, contractors, sublessee, assignees or invitees but not those of its predecessors. Notwithstanding the foregoing, Lessee shall not take any remedial action in or about the Premises or the Property without first notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. Lessee immediately shall notify Lessor in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises, the Property or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Lessee has notice thereof) pursuant to any Hazardous Materials Law; (iii) any claim made or threatened by any person against Lessee, the Premises, or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Premises or the Property, including any complaints, notices, warnings, reports, or asserted violations in connection therewith. Lessor also shall supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in way to the Premises, the Property or Lessee's use or occupancy thereof.

      (d) The respective rights and obligations of Lessor and Lessee under this Exhibit "D" shall survive the expiration or earlier termination of this Lease.